UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2026

ALKAMI TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware     001-40321     45-3060776
(State or Other Jurisdiction of Incorporation) (Commission File Number)     (I.R.S. Employer Identification Number)

5601 Granite Parkway, Suite 120, Plano, TX 75024
(Address of Principal Executive Offices) (Zip Code)
(877) 725-5264
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2026, Alkami Technology, Inc. (the “Company”) entered into a Fifth Amendment (the “Amendment”) to the Company’s Amended and Restated Credit Agreement dated as of April 29, 2022 (the “Credit Agreement”), with Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, as Administrative Agent, and the other lenders party thereto.

The Amendment permits the Company to use up to $100,000,000 of its cash to repurchase its common stock. Except as amended by the Amendment, the remaining terms of the Credit Agreement remain in full force and effect. The material terms of the Credit Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2022, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated June 27, 2023 (and described in the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2023), that certain Second Amendment to Amended and Restated Credit Agreement dated July 1, 2024 (and described in the Company’s Current Report on Form 8-K/A filed with the SEC on July 3, 2024), that certain Third Amendment to Amended and Restated Credit Agreement dated February 27, 2025 (and described in the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2025), and that certain Fourth Amendment to Amended and Restated Credit Agreement dated April 3, 2026.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1
Fifth Amendment to Amended and Restated Credit Agreement, among Alkami Technology, Inc., as the Borrower, the several Lenders from time to time party thereto and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, as Administrative Agent, Issuing Lender and Swingline Lender, dated as of May 1, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alkami Technology, Inc.

Date:	May 6, 2026	By:	/s/ Cassandra Hudson
Cassandra Hudson
Chief Financial Officer